UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 12, 2013

Date of report (Date of earliest event reported)

XPO Logistics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greenwich Office Park

Greenwich, CT 06831

(Address of principal executive offices)

(855) 976-4636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to Form 8-K amends our Form 8-K dated July 12, 2013, originally filed with the Securities and Exchange Commission (“SEC”) on July 15, 2013 (the “Original Report”). We filed the Original Report to report the Stock Purchase Agreement with 3PD Holding, Inc. (“3PD”), Logistics Holding Company Limited, Mr. Karl Meyer, Karl Frederick Meyer 2008 Irrevocable Trust II, Mr. Randall Meyer, Mr. Daron Pair and Mr. James J. Martell to acquire all of the outstanding capital stock of 3PD.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The consolidated balance sheets of 3PD Holding, Inc. and subsidiaries as of December 31, 2012 and December 31, 2011 and the related consolidated statements of comprehensive loss, changes in stockholders’ equity and cash flows for the years ended December 31, 2012, December 31, 2011 and December 31, 2010 required by this Item 9.01(a) are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The consolidated balance sheets of 3PD Holding, Inc. and subsidiaries as of June 30, 2013 and December 31, 2012, and the related consolidated statements of comprehensive loss, changes in stockholders’ equity and cash flows for the six months ended June 30, 2013 and June 30, 2012 required by this Item 9.01(a) are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information required by Item 9.01(b) pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number

23.1	Consent of Cherry Bekaert LLP, independent auditor

99.1	Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet as of June 30, 2013, and statements of operations for the six months ended June 30, 2013 and the year ended December 31, 2012

99.2	Financial Statements of Businesses Acquired

(i) Report of Independent Auditor

(ii) Consolidated balance sheets of 3PD Holding, Inc. and subsidiaries as of December 31, 2012 and December 31, 2011, and the related consolidated statements of comprehensive loss, changes in stockholders’ equity and cash flows for the years ended December 31, 2012, December 31, 2011 and December 31, 2010

99.3	Financial Statements of Businesses Acquired

(i) Consolidated balance sheets of 3PD Holding, Inc. and subsidiaries as of June 30, 2013 and December 31, 2012, and the related consolidated statements of comprehensive loss, changes in stockholders’ equity and cash flows for the six months ended June 30, 2013 and June 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XPO Logistics, Inc.

/s/ John J. Hardig
John J. Hardig
Chief Financial Officer

Date: August 5, 2013

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Cherry Bekaert LLP, independent auditor

99.1	Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet as of June 30, 2013, and statements of operations for the six months ended June 30, 2013 and the year ended December 31, 2012

99.2	Financial Statements of Businesses Acquired

(i) Report of Independent Auditor

(ii) Consolidated balance sheets of 3PD Holding, Inc. and subsidiaries as of December 31, 2012 and December 31, 2011, and the related consolidated statements of comprehensive loss, changes in stockholders’ equity and cash flows for the years ended December 31, 2012, December 31, 2011 and December 31, 2010

99.3	Financial Statements of Businesses Acquired

(i) Consolidated balance sheets of 3PD Holding, Inc. and subsidiaries as of June 30, 2013 (unaudited) and December 31, 2012, and the related (unaudited) consolidated statements of comprehensive loss, changes in stockholders’ equity and cash flows for the six months ended June 30, 2013 and June 30, 2012

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